PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED APRIL 9, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ashford Hospitality Trust, Inc.
(Name of Registrant as Specified In Its Charter)

Blackwells Onshore I LLC
Blackwells Capital LLC
Jason Aintabi
(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED APRIL 9, 2024

BLACKWELLS ONSHORE I LLC

[•], 2024

Dear Fellow Stockholders:

Blackwells Onshore I LLC (“Blackwells Onshore”), Blackwells Capital LLC (“Blackwells Capital”) and Jason Aintabi (collectively with Blackwells Onshore and Blackwells Capital, “Blackwells” or “we”), own an aggregate of 1,000 shares of common stock, $0.01 par value per share (the “Common Stock”), of Ashford Hospitality Trust, Inc., a Maryland corporation (“Ashford Trust” or the “Company”). For the reasons set forth in the attached Proxy Statement, we believe changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is being run in a manner consistent with the best interests of all stockholders. The attached Proxy Statement and the enclosed GOLD Proxy Card are first being made available to stockholders on [•], 2024.

We believe there is significant value to be realized at Ashford Trust. However, we are concerned that the Board is not taking appropriate action to execute upon the opportunities that we believe are available to drive stockholder value. Given the Company’s stock price underperformance under the oversight of the current Board, lack of refreshment by an entrenched Board and what appears to be a self-dealing advisory agreement, we strongly believe that the Board must be reconstituted to ensure that the interests of the stockholders, the true owners of the Company, are appropriately represented in the boardroom.

For this reason, we are seeking your support to vote “AGAINST” the election of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis as directors at the Annual Meeting. By voting “AGAINST” Mr. Bennett, as Chairman of the Board, who we believe is largely responsible for the overall lack of accountability at Ashford Trust given the Company’s persistent underperformance, and the other members of the Board, stockholders will be sending a strong message to the Board that they are dissatisfied with the status quo and that meaningful change is required.

Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis. The election of directors at Ashford Trust in an uncontested election requires the affirmative vote of a majority of the votes cast in the election for that nominee (with abstentions and broker non-votes not counted as a vote cast either for or against that director’s election) at the meeting of stockholders at which such election occurs. Importantly, the Company has a director resignation policy in place for uncontested elections, whereby an incumbent director must promptly tender his or her resignation as a director if such director does not receive the affirmative vote of the holders of a majority of the shares of Common Stock so voted for such nominee for re-election at the Annual Meeting.

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days after the date on which certification of the stockholder vote on the election of directors is made.

If our proxy solicitation results in any directors failing to receive a majority of the votes cast for his or her election, then we believe it would clearly be inappropriate for any such director to continue to serve on the Board. We believe the failure of the Board to accept any such tendered resignations that may result from the Annual Meeting would be an egregious violation of proper corporate governance and in direct opposition to a clear stockholder directive.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD Proxy Card today to vote “AGAINST” the election of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis.

If you have already voted for the incumbent slate, you have every right to change your vote by signing, dating and returning the enclosed GOLD Proxy Card or by voting in person at the Annual Meeting.

Thank you for your support,
/s/ Jason Aintabi
Jason Aintabi
President and Secretary
Blackwells Onshore I LLC

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED APRIL 9, 2024

2024 ANNUAL MEETING OF STOCKHOLDERS
OF
ASHFORD HOSPITALITY TRUST, INC.

___________________

PROXY STATEMENT
OF
BLACKWELLS ONSHORE I LLC

___________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Blackwells Onshore I LLC (“Blackwells Onshore”), Blackwells Capital LLC (“Blackwells Capital”) and Jason Aintabi (collectively with Blackwells Onshore and Blackwells Capital, “Blackwells” or “we”) own an aggregate of 1,000 shares of common stock, $0.01 par value per share (the “Common Stock”), of Ashford Hospitality Trust, Inc., a Maryland corporation (“Ashford Trust” or the “Company”). We are seeking your support at the Company’s 2024 Annual Meeting of Stockholders, which is scheduled to be held at 9:00 A.M., Central Daylight Time, on Tuesday, May 14, 2024 at the Company’s offices located at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254 (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”), to vote “AGAINST” the election of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis to the Company’s Board of Directors (the “Board”).

Our GOLD Proxy Card will also allow stockholders to vote on the following proposals that are being presented by the Company for stockholder consideration at the Annual Meeting:

•        Advisory approval of the Company’s executive compensation;

•        Ratification of the appointment of BDO USA, P.C. (“BDO”) to serve as the Company’s independent auditor for 2024; and

•        Such other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about [•], 2024.

Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis. The election of directors at Ashford Trust in an uncontested election requires the affirmative vote of a majority of the votes cast in the election for that nominee (with abstentions and broker non-votes not counted as a vote cast either for or against that director’s election) at the meeting of stockholders at which such election occurs. Importantly, the Company has a director resignation policy in place for uncontested elections, whereby an incumbent director must promptly tender his or her resignation as a director if such director does not receive the affirmative vote of the holders of a majority of the shares of Common Stock so voted for such nominee for election at the Annual Meeting.

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days after the date on which certification of the stockholder vote on the election of directors is made.

If our proxy solicitation results in any directors failing to receive a majority of the votes cast for his or her election, then we believe it would clearly be inappropriate for any such director to continue to serve on the Board. We believe the failure of the Board to accept any such tendered resignations that may result from the Annual Meeting would be an egregious violation of proper corporate governance, and in direct opposition to a clear stockholder directive.

As of the date hereof, Blackwells collectively owns 1,000 shares of Common Stock. Blackwells was not a stockholder of record as of the Record Date (as defined below) and is not entitled to vote at the Annual Meeting, however, Blackwells urges you to vote “AGAINST” the election of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis (collectively, the “Company Nominees”), “AGAINST” the approval of the advisory vote on the Company’s executive compensation and “FOR” the ratification of the appointment of BDO to serve as the Company’s independent auditor for 2024, as described herein. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed GOLD Proxy Card will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted in accordance with Blackwells’ recommendations and voting instructions specified herein and in accordance with the discretion of the persons named on the GOLD Proxy Card with respect to any other matters that may be voted upon at the Annual Meeting. Please see the “Voting and Proxy Procedures” section of this Proxy Statement and the GOLD Proxy Card for additional detail.

Stockholders should refer to the Company’s proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2024 (the “Company’s proxy statement”), for the names, backgrounds, qualifications and other information concerning the Company Nominees. You may access the Company’s proxy statement without cost on the SEC’s website.

Please note that the Company Nominees are not the nominees of Blackwells, have not consented to be named in these proxy materials, and are the nominees of the Company. Because the Company Nominees are not Blackwells’ nominees and have not consented to be named in this Proxy Statement, they are not participants in this solicitation. We can provide no assurance that any of the Company Nominees will serve as directors if elected. The names, backgrounds and qualifications of the Company Nominees, and other information about them, can be found in the Company’s proxy statement.

If you have already voted on the Company’s proxy card, you have every right to change your vote by (i) signing, dating and returning a later dated GOLD Proxy Card, (ii) voting via the Internet, by following the instructions on the GOLD Proxy Card or (iii) voting at the Annual Meeting.

If your shares are registered in more than one name, the GOLD Proxy Card should be signed and dated by all such persons to ensure that all shares are voted.

The Company has set the close of business on March 14, 2024 as the Record Date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 39,708,792 shares of Common Stock outstanding and entitled to vote. Only stockholders who own shares of Common Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. The principal executive offices of the Company are located at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254. Holders of record of shares of Common Stock on the Record Date are urged to submit the GOLD Proxy Card, even if such shares have been sold after that date. Each share of Common Stock and preferred stock is entitled to one vote at the Annual Meeting.

This solicitation is being made by Blackwells and not on behalf of the Board or management. We are not aware of any other matters to be brought before the Annual Meeting other than as set forth in this Proxy Statement. Should other matters, which Blackwells is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the person named as proxy in the enclosed GOLD Proxy Card will vote on such matters in his discretion.

BLACKWELLS URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD TO VOTE “AGAINST” THE ELECTION OF MONTY J. BENNETT, AMISH GUPTA, J. ROBISON HAYS, III, KAMAL JAFARNIA, DAVID W. JOHNSON, FREDERICK J. KLEISNER, SHERI L. PANTERMUEHL, DAVINDER “SONNY” SRA AND ALAN L. TALLIS TO THE BOARD AT THE ANNUAL MEETING.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting — This Proxy Statement and our GOLD Proxy Card are available at

[•]

IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Blackwells urges you to sign, date, and return the enclosed GOLD Proxy Card today to vote “AGAINST” the election of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis to the Board and in accordance with Blackwells’ recommendations on the other proposals on the agenda for the Annual Meeting.

•        If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD Proxy Card and return it to Blackwells, c/o [•], in the enclosed postage-paid envelope today.

•        If your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your brokerage firm, bank, bank nominee or other institution how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•        Depending upon your broker or bank, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company as it will revoke any proxy card you may have previously sent to us. So please make certain that the latest dated proxy card you return is the GOLD Proxy Card.

[•]

REASONS FOR OUR SOLICITATION

IMMEDIATE CHANGE IS NEEDED AND WARRANTED ON THE COMPANY’S BOARD

We believe there is significant value to be realized at the Company. However, we have lost faith in the Board’s ability to oversee the Company in a manner consistent with the best interests of stockholders. Specifically, we are deeply concerned with the Board’s persistent track record of presiding over dismal stock price performance, poor corporate governance and what appears to be a self-dealing external advisory agreement, which we believe has resulted in significant value destruction for stockholders.

Accordingly, we are seeking your support to vote “AGAINST” the election of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis as directors at the Annual Meeting. By voting “AGAINST” Mr. Bennett, as Chairman of the Board who has overseen the destruction of significant stockholder value and who we believe is largely responsible for the overall lack of accountability at the Company and the other members of the Board, stockholders will be sending a strong message to the Board that they are dissatisfied with the status quo and that meaningful change is required.

We are Concerned with the Company’s Dismal Stock Price Performance

We believe the Board, under the leadership of Chairman Bennett, has failed to hold management accountable for the Company’s dismal stock price performance. Since the height of Company’s stock price in 2014, Mr. Bennett has managed to oversee the decline of the Company’s share value. As it relates to more recent history and particularly during the past five years, the Company has substantially underperformed. Over the past one, three and five years, the Company’s stock is down 55.23%, 95.34% and 99.72%, respectively.1

We are Concerned with the Company’s Poor Corporate Governance Practices

We are seriously concerned with the Board’s lack of regular refreshment, imbalanced gender diversity and time commitment of the executive officers. The average tenure for directors on the Board is 8.9 years and the Board has only appointed two new directors in the last four years. The Board has become stagnant and in need of fresh perspectives to overcome the stock’s continued underperformance. The Board also currently only has one female director. While the New York Stock Exchange does not have a gender diversity requirement, we believe that having only one such member represents a severe lack of representation. Mr. Jafarnia, as the Chairman of the Nominating and Corporate Governance Committee, needs to be held accountable for the Board’s inability to bring in new and diverse candidates.

Additionally, three of the Company’s executive officers are also executive officers for Ashford, Inc. (“Ashford”) and Braemar Hotels & Resorts Inc. (“Braemar”). This raises serious concerns about the ability of the Company’s executive officers to devote the amount of time necessary to improve the Company’s stock performance and whether the Company’s executive officers are acting in the best interest of the Company or Ashford and Braemar.

The Company’s External Advisory Agreement Appears to be Self-Dealing

The Company continues to spend significant amounts of money on what Blackwells believes is a self-dealing advisory agreement between the Company and Ashford, pursuant to which Ashford (through its operating company, Ashford Hospitality Advisors LLC) serves as the Company’s advisor and is responsible for implementing the Company’s investment strategies and decisions and managing the Company’s day-to-day operations. As stated above, the Company’s senior management team is the same as Ashford’s. Although the Company’s total stockholder return continues to be very poor — down 99.72% since March 2019 — the Company continues to pay Ashford a significant base fee and reimbursement for Ashford’s expenses. According to the Company’s proxy statement, for the years ended December 31, 2023 and 2022, the Company paid Ashford Hospitality Advisors LLC a base fee of approximately $33.1 million and $34.8 million, respectively, and reimbursed Ashford Hospitality Advisors LLC for expenses paid or incurred on the Company’s behalf totaling approximately $12.5 million and $9.9 million, respectively. This external advisory agreement has allowed substantial resources to be diverted away from the Company and its stockholders to Ashford, its subsidiary Ashford Hospitality Advisors LLC, and Mr. Bennett, Chief Executive Officer and Chairman of the Board of Directors of Ashford.

____________

1        Yahoo Finance as of March 28, 2024.

We believe it is time for Accountability at the Company and that Immediate Change is Required

For the reasons set for above, we are seeking your support to vote “AGAINST” the election of Messrs. Bennett, Gupta, Hays, III, Jafarnia, Johnson, Kleisner, Sra and Tallis and Ms. Pantermuehl as directors at the Annual Meeting. By voting “AGAINST” Mr. Bennett, as Chairman of the Board, who we believe is largely responsible for the overall lack of accountability at Ashford Trust given the Company’s persistent underperformance, and the other members of the Board, stockholders will be sending a strong message to the Board that they are dissatisfied with the status quo and that meaningful change is required.

Furthermore, the Company has a director resignation policy in place for uncontested elections, whereby an incumbent director must promptly tender his or her resignation as a director if such director does not receive the affirmative vote of the holders of a majority of the shares of Common Stock so voted for such nominee for election at the Annual Meeting. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days after the date on which certification of the stockholder vote on the election of directors is made. If our proxy solicitation results in any directors failing to receive a majority of the votes cast for his or her election, then we believe it would clearly be inappropriate for any such director to continue to serve on the Board. We believe the failure of the Board to accept any such tendered resignations that may result from the Annual Meeting would be an egregious violation of proper corporate governance, and in direct opposition to a clear stockholder directive.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of nine directors, all of whom are up for election at the Annual Meeting. For the reasons stated above, we are seeking your support at the Annual Meeting to vote “AGAINST” the election of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis.

Since Blackwells is not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to all of the Company Nominees. According to the Company’s Second and Amended and Restated Bylaws, as amended (the “Bylaws”), in uncontested elections of directors of the Company, a nominee is elected as a director by the affirmative vote of a majority of the votes cast in the election for that nominee (with abstentions and broker non-votes not counted as a vote cast either “for” or “against” that director’s election) at the meeting of stockholders at which such election occurs. The Company’s Corporate Governance Guidelines also set forth a resignation policy for uncontested elections, pursuant to which if an incumbent director who is a nominee for re-election does not receive the affirmative vote of the holders of a majority of the shares of Common Stock so voted for such nominee, such incumbent director must promptly tender his or her resignation as a director for consideration by the Nominating and Corporate Governance Committee and ultimate decision by the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days after the date on which certification of the stockholder vote on the election of directors is made.

Accordingly, if we are successful in soliciting your support to vote “AGAINST” the election of Messrs. Bennett, Gupta, Hays, III, Jafarnia, Johnson, Kleisner, Sra and Tallis and Ms. Pantermuehl such that each of Messrs. Bennett, Gupta, Hays, III, Jafarnia, Johnson, Kleisner, Sra and Tallis and Ms. Pantermuehl receive more votes “against” his or her election than votes “for” his or her election at the Annual Meeting, the Board, upon the Nominating and Corporate Governance Committee’s recommendation, must determine whether to accept the resignations tendered by each of Messrs. Bennett, Gupta, Hays, III, Jafarnia, Johnson, Kleisner, Sra and Tallis and Ms. Pantermuehl.

Please note that the Company Nominees are not the nominees of Blackwells, have not consented to be named in these proxy materials, and are the nominees of the Company. Because the Company Nominees are not Blackwells’ nominees and have not consented to be named in this Proxy Statement, they are not participants in this solicitation. We can provide no assurance that any of the Company Nominees will serve as directors if elected. The names, backgrounds and qualifications of the Company Nominees, and other information about them, can be found in the Company’s proxy statement.

WE URGE YOU TO VOTE “AGAINST” THE ELECTION OF MONTY J. BENNETT, AMISH GUPTA, J. ROBISON HAYS, III, KAMAL JAFARNIA, DAVID W. JOHNSON, FREDERICK J. KLEISNER, SHERI L. PANTERMUEHL, DAVINDER “SONNY” SRA AND ALAN L. TALLIS ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 2

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to indicate their support for the compensation of the Company’s named executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. The Company is therefore asking stockholders to approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the SEC. Accordingly, the Company is asking stockholders to vote for the following resolution:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers of Ashford Hospitality Trust, Inc. as disclosed in the Company’s proxy statement for the 2024 annual meeting of stockholders, in accordance with the SEC’s compensation disclosure rules.”

According to the Company’s proxy statement, because the vote is advisory in nature, it will not have any effect on compensation already paid or awarded to any of our executive officers and will not be binding on the Board. However, according to the Company’s proxy statement, the Compensation Committee will take into account the outcome of this advisory vote when considering future executive compensation decisions.

WE RECOMMEND THAT YOU VOTE “AGAINST” THIS SAY-ON-PAY PROPOSAL.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT AUDITORS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to ratify the Audit Committee’s appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

As disclosed in the Company’s proxy statement, stockholder ratification of the selection of BDO as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of BDO to stockholders for ratification as a matter of good corporate governance practice. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We encourage all stockholders to review the Company’s disclosures related to this proposal in the Company’s proxy statement in detail.

WE RECOMMEND YOU VOTE “FOR” PROPOSAL 3.

VOTING AND PROXY PROCEDURES

The Record Date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting is March 14, 2024. Stockholders of the Company at the close of business on the Record Date are entitled to one vote for each share of Common Stock owned as of the Record Date. Based on publicly available information, Blackwells believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. According to the Company’s proxy statement, the number of shares of Common Stock outstanding as of the Record Date is 39,708,792. Only stockholders as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you were a stockholder on the Record Date, then you will retain your voting rights for the Annual Meeting even if you sold your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sold such shares after the Record Date.

Shares of Common Stock represented by properly executed GOLD Proxy Cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “AGAINST” the election of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis, “AGAINST” the approval of the advisory vote on the Company’s executive compensation and “FOR” the ratification of the appointment of BDO to serve as the Company’s independent auditor for 2024.

Please note that the Company Nominees are not the nominees of Blackwells, have not consented to be named in these proxy materials, and are the nominees of the Company. Because the Company Nominees are not Blackwells’ nominees and have not consented to be named in this Proxy Statement, they are not participants in this solicitation. We can provide no assurance that any of the Company Nominees will serve as directors if elected. The names, backgrounds and qualifications of the Company Nominees, and other information about them, can be found in the Company’s proxy statement.

HOW TO VOTE BY PROXY

To vote “AGAINST” the election of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis, promptly complete, sign, date and return the enclosed GOLD Proxy Card in the enclosed postage-paid envelope. Whether you plan to attend the Annual Meeting or not, we urge you to complete and return the enclosed GOLD Proxy Card. Please contact our proxy solicitor, [•] by phone at [•] (toll-free for stockholders) or [•] (call collect for banks, brokers, trustees and other nominees), or by email at [•] if you require assistance in voting your shares or need additional copies of our proxy materials.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the GOLD Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

•        Vote “AGAINST” the election of each of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis to the Board;

•        Vote “AGAINST” the approval of the advisory vote on the Company’s executive compensation;

•        Vote “FOR” the ratification of the appointment of BDO to serve as the Company’s independent auditor for 2024; and

Rule 14a-4(c)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies. It provides that if we do not know within a reasonable time before making our solicitation that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement. If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the discretion of the persons named as proxies on the attached GOLD Proxy Card. At the time this Proxy Statement was made available, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the GOLD Proxy Card on your behalf. You should also sign, date and return the voting instruction that your broker or banker sends you (or, if applicable, vote by following the instructions supplied to you by your brokerage firm or bank, including voting via the Internet). Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of brokerage firms and banks are participating in a program that allows eligible stockholders to vote via the Internet. If a stockholder’s brokerage firm or bank is participating in the Internet voting program, then such brokerage firm or bank will provide the stockholder with instructions for voting via the Internet on the voting form. Internet voting procedures, if available through a stockholder’s brokerage firm or bank, are designed to authenticate stockholders’ identities to allow stockholders to give their voting instructions and to confirm that their instructions have been properly recorded. Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers. If a stockholder’s brokerage firm or bank does not provide the stockholder with a voting form, but the stockholder instead receives our GOLD Proxy Card, then such stockholder should mark our GOLD Proxy Card, date and sign it, and return it in the enclosed postage-paid envelope. Stockholders are encouraged to submit their votes on the GOLD Proxy Card or voting instructions form.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

Stockholders entitled to cast at least one-third of all of the votes entitled to be cast at the Annual Meeting on any matter, represented in person or by proxy, constitute a quorum. No business may be conducted at the Annual Meeting if a quorum is not present. If a quorum is not present, the Annual Meeting may be adjourned by the chair of the meeting until a quorum has been obtained. If you submit a properly executed proxy card or authorize a proxy via the Internet or hold your shares in record name and attend the Annual Meeting, you will be considered part of the quorum. Abstentions and broker non-votes will be included in determining whether a quorum is present at the Annual Meeting, as they are considered present and entitled to cast a vote on a matter at the meeting.

A “broker non-vote” results when a broker who holds shares for another person has not received voting instructions from the owner of the shares and either chooses not to vote those shares on a routine matter or does not have discretionary authority to vote on a matter under the applicable rules. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” The NYSE rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. According to the Company’s proxy statement, the election of directors (Proposal 1) and the advisory compensation proposal (Proposal 2) are non-routine items under the rules of the NYSE and shares may not be voted on these matters by brokers, banks or other nominees who have not received specific voting instructions from the beneficial owner of the shares. Abstentions and broker non-votes, if any, will not be included in the vote totals, and will not be considered “votes cast,” and accordingly will have no effect on the outcome of, Proposals 1, 2 and 3.

If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum. If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum.

VOTES REQUIRED FOR APPROVAL

Proposal 1:    Election of Directors — Under the terms of the Bylaws, in uncontested elections of directors, a nominee is elected as a director by the affirmative vote of a majority of the votes cast in the election for that nominee (with abstentions and broker non-votes not counted as a vote cast either for or against that director’s election) at the meeting of stockholders at which such election occurs. Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to all of the Company Nominees. Therefore, the standard for director election will be by a “majority vote” as described herein. According to the Bylaws, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. The Company has indicated that since neither abstentions nor broker non-votes are considered to be “votes cast,” they will not affect the outcome of the vote.

The Company’s Corporate Governance Guidelines also set forth a resignation policy for uncontested elections, pursuant to which if an incumbent director who is a nominee for re-election does not receive the affirmative vote of the holders of a majority of the shares of Common Stock so voted for such nominee, such incumbent director must promptly tender his or her resignation as a director for consideration by the Nominating and Corporate Governance Committee and ultimate decision by the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days after the date on which certification of the stockholder vote on the election of directors is made.

Proposal 2:    Advisory Vote on Executive Compensation — According to the Company’s proxy statement, although the vote is non-binding, the affirmative vote of a majority of all of the votes cast at the Annual Meeting will be required for approval, on an advisory basis, of the Company’s executive compensation. The Company has indicated that since neither abstentions nor broker non-votes are considered to be “votes cast,” they will not affect the outcome of the vote.

Proposal 3:    Ratification of the Appointment of Independent Auditor — According to the Company’s proxy statement, the affirmative vote of a majority of all of the votes cast at the Annual Meeting will be required to ratify the appointment of BDO as the Company’s independent auditor for the year ending December 31, 2024. The Company has indicated that since neither abstentions nor broker non-votes are considered to be “votes cast,” they will not affect the outcome of the vote.

Under applicable Maryland law, none of the holders of Common Stock are entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your GOLD Proxy Card without specifying how you would like your shares voted, your shares will be voted in accordance with Blackwells’ recommendations specified herein and in accordance with the discretion of the persons named on the GOLD Proxy Card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Any proxy may be revoked by you at any time prior to the time a vote is taken by delivering a notice of revocation bearing a later date, by delivering a duly executed proxy bearing a later date or by attending and voting at the Annual Meeting (but attendance at the Annual Meeting will not by itself constitute revocation of a prior delivered proxy). The revocation may be delivered either to Blackwells, [•] or to the Company’s Executive Vice President, General Counsel and Secretary at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254 or any other address provided by the Company.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY YOUR LATEST-DATED, VALIDLY EXECUTED PROXY WILL BE COUNTED AT THE ANNUAL MEETING.

IF YOU WISH TO VOTE “AGAINST” THE ELECTION OF MONTY J. BENNETT, AMISH GUPTA, J. ROBISON HAYS, III, KAMAL JAFARNIA, DAVID W. JOHNSON, FREDERICK J. KLEISNER, SHERI L. PANTERMUEHL, DAVINDER “SONNY” SRA AND ALAN L. TALLIS TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies under this Proxy Statement will be made by Blackwells.

Proxies may be solicited by Blackwells by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. Blackwells will bear the entire cost of this solicitation. As of the date of this Proxy Statement, Blackwells does not intend to seek reimbursement from the Company of any expenses it incurs in connection with its solicitation of proxies against the election of the Company Nominees. While no precise estimate of the cost of solicitation can be made at the present time, Blackwells currently estimates that it will spend a total of approximately $[•] for its solicitation of proxies, including fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation and related expenses. As of the date hereof, Blackwells estimates that it has incurred proxy solicitation expenses of approximately $[•].

Brokerage houses, banks and other custodians and fiduciaries will be requested to forward proxy solicitation material to their customers for whom they hold shares and Blackwells will reimburse them for their reasonable out-of-pocket expenses.

Solicitations may be made by certain of the respective directors, officers, members and employees of Blackwells, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. Certain of Blackwells’ full-time employees will assist in the solicitation and will, among other things, communicate with stockholders.

Blackwells will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Common Stock. Blackwells will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services.

Blackwells has engaged [•] as proxy solicitor in connection with this solicitation. Blackwells anticipates that certain employees of [•] may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the Company for the purpose of assisting in the solicitation of proxies for the Annual Meeting. Approximately [•] employees of [•] will solicit holders of the Common Stock in connection with the Annual Meeting. Blackwells expects to pay [•] up to $[•] for its services in connection with the solicitation of proxies for the Annual Meeting.

ADDITIONAL PARTICIPANT INFORMATION

Under the applicable SEC regulations, Blackwells Onshore, Blackwells Capital and Jason Aintabi (the “Participants”) are participants in the solicitation of proxies from the Company’s stockholders to vote against the election of each of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis to the Board.

Additional information regarding the purchases and sales of securities of the Company during the past two years by the Participants is set forth on Schedule I to this Proxy Statement and is incorporated into this Proxy Statement by reference. Information in this Proxy Statement about each Participant was provided by that Participant.

The principal business of Blackwells Onshore is the proprietary trading of securities. The principal business of Blackwells Capital is the proprietary trading of securities. The principal occupation of Mr. Aintabi is serving as the managing partner of Blackwells Capital.

The business address of Blackwells Onshore, Blackwells Capital and Mr. Aintabi is 400 Park Ave., 4 Floor, New York, New York 10022.

Each of Blackwells Onshore and Blackwells Capital is a Delaware limited liability company. Mr. Aintabi is a citizen of the United States of America.

As of the date of this Proxy Statement, Blackwells Onshore beneficially owned 1,000 shares of Common Stock.

As of the Record Date, none of Blackwells Onshore, Blackwells Capital or Mr. Aintabi owned any shares of Common Stock. As of the Record Date and the date of this Proxy Statement, Blackwells Capital and Mr. Aintabi did not own any shares of Common Stock and have not entered into any transactions in securities of the Company during the past two years.

For information regarding the transactions in securities of the Company during the past two years by Blackwells Onshore, see Schedule I.

Other than as set forth in this Proxy Statement, there are no material proceedings to which any Participant or any associate of any Participant has been a party which is adverse to the Company or any of its subsidiaries, nor does any Participant or any associate of any Participant have a material interest adverse to the Company or any of its subsidiaries. Except as described herein, no Participant nor any of his or its respective associates has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Company.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates, nor any immediate family member of any Participant or any Participant’s associates, had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company nor any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this Proxy Statement (including the Schedules hereto), (i) there are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Other than as discussed in this Proxy Statement, Blackwells is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Blackwells is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD Proxy Card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Stockholder Proposals for Inclusion in the Company’s Proxy Statement

Stockholders interested in presenting a proposal for inclusion in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy statement, stockholder proposals must be received at the Company’s principal executive offices no later than the close of business on November 29, 2024.

Stockholder Proposals and Nominations for Directors to be Presented at the Annual Meeting

Pursuant to the Bylaws, nominations of individuals for election to the Board and the proposal of other business to be considered by stockholders at the 2025 Annual Meeting, but not included in the Company’s proxy statement, may be made by a person who is a stockholder of record at the time of giving notice, and at the time of the 2025 Annual Meeting, who delivers notice along with the additional information and materials required by the Bylaws to the Company’s Secretary at its principal executive offices not later than 5:00 p.m., Eastern Time on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Any proposal that a stockholder intends to present at the 2025 Annual Meeting other than by inclusion in the Company’s proxy statement must be provided no earlier than November 29, 2024 and no later than December 29, 2024.

In addition to satisfying the requirements under the Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 17, 2025. However, if the date of the 2025 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered by the later of (x) the tenth day following the public announcement of the date of the 2025 Annual Meeting is first made by the Company and (y) the date which is 60 days prior to the date of the 2025 Annual Meeting.

The incorporation of this information in this Proxy Statement should not be construed as an admission by Blackwells that such procedures are legal, valid or binding.

YOUR VOTE IS IMPORTANT

Your proxy is important no matter how many shares of Common Stock you own. Be sure to vote “AGAINST” each of Monty J. Bennett, Amish Gupta, J. Robison Hays, III, Kamal Jafarnia, David W. Johnson, Frederick J. Kleisner, Sheri L. Pantermuehl, Davinder “Sonny” Sra and Alan L. Tallis on the GOLD Proxy Card. Even though the Company Nominees are included on the Company proxy card, Blackwells urges you NOT to sign any proxy card sent to you by the Company or any other party.

If you have already submitted a proxy card to the Company for the Annual Meeting, you may change your vote to a vote “AGAINST” the election of the Company Nominees by (i) signing, dating and returning the enclosed GOLD Proxy Card, which must be dated after any proxy card you may previously have submitted to the Company, (ii) voting via the Internet, by following the instructions on the GOLD Proxy Card or (iii) voting at the Annual Meeting. Only your latest dated proxy card will count at the Annual Meeting.

If any of your shares are held in the name of a bank, broker or other nominee, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending on your broker or custodian, you may be able to vote via the Internet. Please contact the person responsible for your account and direct him or her to vote on the GOLD Proxy Card “AGAINST” the election of the Company Nominees.

If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one GOLD Proxy Card. We encourage you to vote each GOLD Proxy Card that you receive.

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE “AGAINST” THE COMPANY NOMINEES BY SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. ONLY YOUR LATEST DATED PROXY COUNTS. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE COMPANY, YOU HAVE EVERY LEGAL RIGHT TO REVOKE SUCH PROXY CARD BY (I) SIGNING, DATING AND MAILING THE ENCLOSED GOLD PROXY CARD, (II) VOTING VIA THE INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE GOLD PROXY CARD OR (III) VOTING AT THE ANNUAL MEETING.

PLEASE CALL IF YOU HAVE QUESTIONS.

If you have any questions or require any assistance in voting your GOLD Proxy Card or need additional copies of Blackwells’ proxy materials, please contact:

[•]

IT IS IMPORTANT THAT YOU RETURN YOUR GOLD PROXY CARD PROMPTLY. PLEASE SIGN AND DATE YOUR GOLD PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE EFFECT OF CHANGE OF CONTROL PROVISIONS IN CERTAIN OF THE COMPANY’S MATERIAL AGREEMENTS AND HOUSEHOLDING OF PROXY MATERIALS. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY. WE DO NOT MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THE COMPANY’S PROXY STATEMENT.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Blackwells Onshore I LLC
[•], 2024

SCHEDULE I

TRANSACTIONS IN THE COMPANY’S SECURITIES DURING THE PAST TWO YEARS

Information relating to any transactions in securities of the Company by the Participants during the past two years is reflected in the table below.

BLACKWELLS ONSHORE I LLC

Nature of the Transaction	Securities Purchased	Date of Purchase
Purchase of Common Stock	1,000	04/01/2024

BLACKWELLS CAPITAL LLC

None.

JASON AINTABI

None.

Except as otherwise stated in this Proxy Statement, no part of the purchase price or market value of any of the securities specified in the transactions listed in this Schedule I was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

I-1

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the SEC on March 29, 2024:

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 14, 2024 regarding the ownership of our equity securities by (i) each person known to us who beneficially owns, directly or indirectly, more than five percent of our outstanding shares of voting stock, (ii) each of our directors and our named executive officers and (iii) all of our directors and executive officers as a group. In accordance with SEC rules, each listed person’s beneficial ownership includes: (i) all shares the person owns beneficially; (ii) all shares over which the person has or shares voting or dispositive control; and (iii) all shares the person has the right to acquire within 60 days. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares of our voting stock shown to be beneficially owned by such person or entity. As of March 14, 2024, we had an aggregate of 39,708,792 shares of voting stock outstanding, consisting of 39,708,792 shares of our common stock. Except as indicated in the footnotes to the table below, the address of each person listed below is the address of our principal executive office, 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254.

Security Ownership of Management and Directors

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Monty J. Bennett	145,050	(3)	*
Benjamin J. Ansell, M.D.	75,829		*
Amish Gupta	24,795		*
Kamal Jafarnia	23,987		*
David W. Johnson	—		*
Frederick J. Kleisner	23,462		*
Sheri L. Pantermuehl	23,653		*
Davinder “Sonny” Sra	20,133		*
Alan L. Tallis	28,552		*
Deric S. Eubanks	36,055		*
J. Robison Hays, III	118,912		*
Alex Rose	—		*
All directors, nominees and executive officers as a group (13 persons)	522,048		1.3%

____________

*        Denotes less than 1.0%.

(1)      Assumes that all common units of our operating partnership held by such person or group of persons are redeemed for common stock based on the applicable exchange ratio as of March 14, 2024, which was one share of our common stock per common unit, and includes all restricted stock grants made since our initial public offering through March 14, 2024. All such stock grants typically vest over a period of time generally commencing on the date of their issuance. The number includes LTIP units in our operating partnership that have achieved economic parity with the common units as of March 14, 2024 but excludes any LTIP units (including Performance LTIPs) issued subsequent to March 14, 2024 or that have not yet achieved economic parity or PSUs, LTIP units or Performance LTIPs that have not yet vested. All LTIP units that have achieved economic parity with the common units are, subject to certain time-based and/or performance-based vesting requirements, convertible into common units, which may be redeemed for either cash or, at our sole discretion, up to one share of our common stock.

(2)      As of March 14, 2024, there were outstanding and entitled to vote 39,708,792 shares of common stock. The total number of shares outstanding used in calculating the percentage for each person assumes that operating partnership common units held by such person and LTIP units held by such person that have achieved economic parity with the common units are redeemed for common stock, using the conversion ratio effective as of the record date, but none of the operating partnership units held by other persons are redeemed for common stock.

(3)      Includes 9,431 common units held directly by Ashford Financial Corporation, 50% of which is owned by Mr. Monty J. Bennett. Mr. Monty J. Bennett disclaims beneficial ownership in excess of his pecuniary interest in such common units.

II-1

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of March 14, 2024 regarding the ownership of our equity securities by the persons known to Ashford Trust to be the beneficial owners of five percent or more of our common stock (our only voting securities), by virtue of the filing of a Schedule 13D or Schedule 13G with the SEC. To our knowledge, other than as set forth in the table below, there are no persons owning more than five percent of any class of Ashford Trust’s common stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

Title of Securities	Name of Stockholder	Number of Shares Beneficially Owned		Percent of Class(1)
Common Stock	Värde Partners, L.P.	2,434,064	(2)	7.2%
Common Stock	CastleKnight Master Fund LP	2,420,000	(3)	6.6%
Common Stock	The Vanguard Group	1,868,681	(4)	5.41%
Common Stock	Brookfield Asset Management Inc.	1,810,890	(5)	5.3%
Common Stock	Charles Schwab Investment Management Inc.	1,786,284	(6)	5.18%

____________

(1)      As of March 14, 2024, there were outstanding and entitled to vote 39,708,792 shares of common stock.

(2)      Based on information provided by Värde Partners, L.P. in a Schedule 13G ﬁled with the SEC on February 14, 2022. Per such Schedule 13G, Värde Partners, L.P. has shared voting power over all of such shares and shared dispositive power of all of such shares. The principal business address of Värde Partners, L.P. is 901 Marquette Ave S, Suite 3300, Minneapolis, MN 55402.

(3)      Based on information provided by CastleKnight Master Fund LP in a Schedule 13G ﬁled with the SEC on January 5, 2024. Per such Schedule 13G, CastleKnight Master Fund LP has shared voting power over all of such shares and shared dispositive power of all of such shares. The principal business address of CastleKnight Master Fund LP is Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104 Cayman Islands.

(4)      Based on information provided by The Vanguard Group in a Schedule 13G ﬁled with the SEC on February 13, 2024. Per such Schedule 13G, The Vanguard Group has sole dispositive power of 1,855,437 shares and shared dispositive power of 13,244 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(5)     Based on information provided by Brookﬁeld Asset Management Inc. in a Schedule 13G ﬁled with the SEC on February 14, 2022. Per such Schedule 13G, Brookﬁeld Asset Management Inc. has sole voting power over all of such shares and sole dispositive power of all of such shares. The principal business address of Brookﬁeld Asset Management Inc. is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

(6)      Based on information provided by Charles Schwab Investment Management, Inc. in a Schedule 13G ﬁled with the SEC on February 9, 2024. Per such Schedule 13G, Charles Schwab Investment Management, Inc. has sole voting power over all of such shares and sole dispositive power of all of such shares. The principal business address of Charles Schwab Investment Management, Inc. is 211 Main Street, San Francisco, CA 94105.

II-2

PRELIMINARY COPY DATED APRIL 9, 2024 – SUBJECT TO COMPLETION YOUR VOTE IS IMPORTANT PLEASE VOTE TODAY. VOTE BY INTERNET – QUICK AND EASY IMME DIATE – 24 HOURS A DAY, 7 DAYS A WEEK OR BY MA IL Ashford Hospitality Trust, Inc. As a stockholder of Ashford Hospitality Trust, Inc. (the “Company”), you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the GOLD proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the GOLD proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 13, 2024. VOTE BY INTERNET – WWW. [ ]. COM Use the Internet to transmit your voting instructions. Have your GOLD proxy card in hand when you access the web site and follow the instructions to create an electronic voting instruction form. OR VOTE BY TELEPHONE – [ ] Use any touch-tone telephone to transmit your voting instructions. Have your GOLD proxy card in hand when you call and then follow the instructions. OR VOTE BY MAIL Mark, sign and date your GOLD proxy card and return it in the postage-paid envelope we have provided to: Blackwells Onshore I LLC, [ ]. If you vote by Internet or by telephone, you do NOT need to mail back your GOLD proxy card. If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. 1. Election of Directors - Blackwells Onshore I LLC (“Blackwells”) recommends you vote AGAINST each of the following Company nominees: FOR 1a. Monty J. Bennett 1b. Amish Gupta 1c. Kamal Jafarnia Blackwells recommends you vote AGAINST the following Company proposal: 2. To obtain advisory approval of the Company’s executive compensation. FOR AGAINST ABSTAIN Blackwells recommends you vote FOR the following Company proposal: 3. To ratify the appointment of BDO USA, P.C., a national public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2024. FOR AGAINST ABSTAIN , 2024 Date (Signature) (Signature if Held Jointly) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorized officer or person.

PRELIMINARY COPY DATED APRIL 9, 2024 – SUBJECT TO COMPLETION If submitting a proxy by mail, please sign and date the card and fold and detach card at perforation before mailing. ASHFORD HOSPITALITY TRUST, INC. 2024 ANNUAL MEETING OF STOCKHOLDERS May 14, 2024 THIS GOLD PROXY IS SOLICITED ON BEHALF OF BLACKWELLS GOLD PROXY CARD AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Jason Aintabi and (together, as “Proxies”), and each of them acting individually or in the absence of others, with full power of substitution and re-substitution and all powers that the undersigned would possess if personally present, as proxies to vote all the shares of common stock of the Company that the undersigned is entitled to vote at the Company’s 2024 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”) to be held on Tuesday, May 14, 2024 at 9:00 A.M. Central Daylight Time. By validly executing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given by the undersigned with respect to the Annual Meeting. BLACKWELLS RECOMMENDS YOU VOTE “AGAINST” THE ELECTION OF EACH OF THE COMPANY’S DIRECTOR NOMINEES ON PROPOSAL 1, “AGAINST” PROPOSAL 2 AND “FOR” PROPOSAL 3 USING THE GOLD PROXY CARD. THIS GOLD PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE AS TO ANY ITEM, THIS PROXY WILL BE VOTED “AGAINST” EACH OF THE COMPANY’S DIRECTOR NOMINEES IN PROPOSAL 1, “AGAINST” PROPOSAL 2 AND “FOR” PROPOSAL 3 AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR GOLD PROXY CARD PROMPTLY. THANK YOU FOR VOTING. (Continued and to be dated and signed on reverse side)